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The securities evidenced by this Amended Private Placement Subscription Agreement have been issued under Regulation S of the Securities Act of 1933, as amended (the "Securities Act") as securities issued outside the United States. No interest in these securities may be sold or offered for sale outside the United States unless such sale or offer to sell satisfies the conditions for resale under Regulation S of the Securities Act. Hedging transactions with regard to the securities evidenced by this Amended Private Placement Subscription Agreement may not be conducted unless in compliance with the Securities Act.

The securities evidenced by this Amended Private Placement Subscription Agreement have not been registered under the United States Securities Act, or any Unites States state securities laws. These securities are "restricted securities," as defined in Rule 144 of the Securities Act, within the United States. No interest in these securities may be sold or offered for sale in the United States in the absence of an effective registration statement under the Securities Act and the applicable United States state securities laws or a legal opinion satisfactory to the corporation that an exemption is available under the Securities Act and the applicable state securities laws.

The securities to which this Amended Private Placement Subscription Agreement relates are subject to a hold period in all of the provinces of Canada and may not be traded in any of the Provinces of Canada except as permitted by applicable securities legislation.

Exhibit 10.3

AMENDMENT TO PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Foreign/Overseas Subscribers Resident in Ontario)

TO:  GlobalMedia.com, (the "Company")
400 Robson Street, Vancouver, British Columbia

DATE:  November 14, 2000

1.  Original Agreement

    On September 6, 2000, the Company and Standard Radio, Inc. (the "Subscriber") signed a Private Placement Subscription Agreement ("Original Agreement") whereby the Subscriber purchased 1,388,888 shares of Common Stock (the "Shares") of the Company at a price of US$1.80 per Share (the "Offering Price") for a total purchase price of US$2,500,000 (the "Subscription Proceeds"); and one common stock purchase warrant for US$100 (the "Warrant"). The Warrant entitled the Subscriber to purchase 277,778 shares of common stock of the Company (the "Warrant Shares") at an exercise price per share equal to US$2.25 (125% of the Offering Price).

2.  Amendment.

    2.1. The Company and the Subscriber hereby agree to amend the Original Agreement by changing the Offering Price to $0.4375 (the "New Offering Price") per Share. The New Offering Price will increase the shares purchased by Subscriber under the Original Agreement to 5,714,286 shares (the "Amended Shares").

    2.2. The Company and the Subscriber hereby agree to amend the Warrant (the "Amended Warrant") to have an exercise price per share equal to $0.5469 (125% of the New Offering Price). The Amended Warrant is attached to this Agreement as Exhibit A.

3.  Execution

    The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Amended Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

4.  New Stock Certificates and new Warrant

    Contemporaneously with execution of this Agreement, the Company will issue (a) a new stock certificate or certificates representing the difference between the Shares and the Amended Shares, and (b) an Amended Warrant, to the Subscriber.

5.  No Other Amendment

    Other than the amendments discussed in Sections 1.2 and 1.3 herein, all other provisions of the Original Agreement remain in full force and effect.

6.  Severability

    The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

7.  Entire Agreement

    Except as expressly provided in the Original Agreement, this Agreement, the Stock Purchase Agreement dated as of this date between the parties, and in the agreements, instruments and other documents contemplated or provided for herein, the Original Agreement and this Agreement contain the entire agreement between the parties with respect to the sale of the Shares and the Amended Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

8.  Notices

    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address listed below and notices to the Company shall be directed to it at 400 Robson Street, Vancouver, British Columbia, Attention: L. James Porter or other chief financial officer.

9.  Counterparts

    This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

10. Governing Law

    This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable herein. The Subscriber, irrevocably agrees to the jurisdiction of the State of Nevada.

11. Survival

    The Original Agreement and this Agreement, including without limitation the representations, warranties and covenants contained in both agreements, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Amended Shares by the Subscriber pursuant hereto.

Signatures on next page

IN WITNESS WHEREOF the Subscriber has duly executed this Amended Agreement as of the date first above mentioned.

STANDARD RADIO INC.
By David Coriat Executive Vice President
Address of Subscriber: 2 St. Clair Avenue West Toronto, Ontario M4V 1L6 Canada
GLOBALMEDIA.COM
By Name: Title:
Address of Company: 400 Robson Street Vancouver, British Columbia Canada

EXHIBIT A
AMENDED WARRANT

The securities evidenced by this Amended Warrant have been issued under Regulation S of the Securities Act of 1933, as amended (the "Securities Act") as securities issued outside the United States. No interest in these securities may be sold or offered for sale outside the United States unless such sale or offer to sell satisfies the conditions for resale under Regulation S of the Securities Act. Hedging transactions with regard to the securities evidenced by this Amended Warrant may not be conducted unless in compliance with the Securities Act.

    The securities evidenced by this Amended Warrant have not been registered under the United States Securities Act, or any Unites States state securities laws. These securities are "restricted securities," as defined in Rule 144 of the Securities Act, within the United States. No interest in these securities may be sold or offered for sale in the United States in the absence of an effective registration statement under the Securities Act and the applicable United States state securities laws or a legal opinion satisfactory to the corporation that an exemption is available under the Securities Act and the applicable state securities laws.

    The securities to which this Amended Warrant relates are subject to a hold period in all of the provinces of Canada and may not be traded in any of the Provinces of Canada except as permitted by applicable securities legislation.

GLOBALMEDIA.COM.

AMENDED COMMON STOCK PURCHASE WARRANT

Issue Date:	November , 2000
Expiration Date:	September 6, 2005

    On September 6, 2000, GLOBALMEDIA.COM, a Nevada corporation (the "Company"), granted Standard Radio, Inc. (the "Subscriber") a common stock purchase warrant (the "Original Warrant"), that entitled the Subscriber to purchase 277,778 shares of common stock of the Company (the "Warrant Shares") at an exercise price per share equal to US$2.25 (the "Original Exercise Price"). The Company, the Subscriber and another investor have entered into a Stock Purchase Agreement, dated as of November 13, 2000, in which, among other things, the Company agrees to reduce the Original Exercise Price under the Original Warrant to 125% of the per share price being paid by the investors in the Stock Purchase Agreement. In order to effect that agreement, the Original Warrant is hereby replaced and superceded in its entirety by this Amended Common Stock Purchase Warrant (the "Amended Warrant"). All references to "Warrant" contained herein shall mean this Amended Warrant.

1.  Exercise Price.

    The exercise price for each Warrant Share is U.S. $0.5469 (the "Exercise Price").

2.  Exercise Period.

    The Holder may exercise this Warrant at any time during the Company's regular business hours on any business day after the Issue Date and before 5:00 p.m., Pacific Time, on the Expiration Date (the "Exercise Period").

3.  Exercise Procedure.

    In order to exercise this Warrant, the Holder must surrender this Warrant to the Company at the Company's principal office during the Exercise Period, accompanied by each of the following:

    (a)  Subscription Agreement.

    An executed subscription agreement in substantially the form of the attached Exhibit A (the "Subscription").

    (b)  Exercise Price.

    Payment of an amount in U.S. funds equal to (a) the number of Warrant Shares designated in the Subscription, multiplied by (b) the Exercise Price (the "Exercise Payment").

4.  Partial Exercise Allowed; Issuance of Substitute Warrant.

    The Holder may exercise all or a portion of this Warrant at any one time. If the Holder exercises only a portion of this Warrant, then the Company shall issue the Holder a replacement Warrant ("Replacement Warrant") within ten business days after the Effective Date of the partial exercise. The Replacement Warrant shall have terms identical to this Warrant, except that the number of Warrant Shares issuable under the Replacement Warrant shall be reduced by the number of Warrant Shares exercised in the partial exercise.

5.  Effectiveness of Exercise.

    Any exercise of this Warrant shall be effective immediately before close of business on the business day on which all of the conditions of Section 3 have been met (the "Effective Date"). On the Effective Date of any exercise, (a) the Holder shall be entitled to receive the number of Warrant Shares indicated on the Subscription for that exercise, and (b) the person or persons in whose name or names any certificate or certificates for Warrant Shares are to be issued upon such exercise shall be deemed for all corporate purposes to have become the holder of record of such Warrant Shares (the "Shareholder").

6.  Delivery of Stock Certificates.

    Within ten business days after the Exercise Date, the Company will cause to be issued in the name of and delivered to the Shareholder, a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares issued upon such exercise. The Company will pay any expenses incurred in connection with issuance and delivery of the certificates, including the payment of any applicable issue or transfer taxes.

7.  Anti-Dilution.

    The Company will adjust the number of unissued Warrant Shares and the Exercise Price proportionally with any split, reverse split or subdivision of the outstanding shares of Common Stock (except by payment of a dividend in Common Stock) which occurs at any time before the expiration date of this Warrant.

8.  Reservation of Shares.

    The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of shares of Common Stock issuable under this Warrant or any Replacement Warrant. All such shares of Common Stock shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable with no liability on the part of Holder, except as may have been caused by the Holder.

9.  Ownership; Transfer.

    The Company will treat the Holder as the owner of this Warrant for all purposes, unless and until the Company receives notice to the contrary. Subject to federal and state securities laws, this Warrant shall be transferable by Holder. The Company shall recognize on its books and records any lawful transfer of this Warrant upon receipt of notice of such transfer from Holder. After such transfer, the Holder's transferee shall be considered the Holder for purposes of this Warrant.

10. Loss or Destruction.

    If this Warrant is lost, stolen or mutilated, the Company will issue the Holder a common stock purchase warrant identical to this Warrant upon the Company's receipt of (a) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (b) an indemnity from the Holder in a form and amount reasonably satisfactory to the Company.

11. No Rights or Liabilities as Stockholder.

    Nothing shall give or shall be construed to give Holder any of the rights of a shareholder of the Company including: (a) the right to vote on matters requiring the vote of shareholders, (b) the right to receive any dividends declared and payable to the holders of Common Stock, or (c) the right to a pro-rata distribution upon the Company's dissolution provided that, notwithstanding the above, the Company shall give notice to the Holder 10 days in advance of any record date set by the Company for the purposes of payment of a dividend or other distribution pro-rata to the shareholders of the Company.

12. Representations; Warranties.

    The Company represents and warrants that:

  (a)
  The Company is duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has the requisite power and authority to issue this Warrant and the Warrant Shares.

  (b)
  The number of Warrant Shares issuable upon the entire exercise of this Warrant are presently authorized but unissued.

  (c)
  The issuance of this Warrant and the Warrant Shares has been authorized and approved by all necessary corporate action.

  (d)
  The execution, delivery and issuance of this Warrant and the Warrant Shares will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or the provision or provisions of any agreement to which the Company is a party or is subject, or by which any of the Company's property is bound, (b) conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such agreement, (d) constitute a breach of any fiduciary duty owed by the Company to any third party, or (d) require the approval of any third party pursuant to any contract, agreement, instrument, relationship or legal obligation to which the Company is subject or to which any of its properties may be subject.

  (e)
  When issued, this Warrant and the Warrant Shares shall be duly and validly issued, fully paid and nonassessable.

13. Notices.

    All notices and other communications provided for in this Warrant shall be delivered or mailed by first-class mail, postage prepaid, and addressed (a) if to any Holder or Shareholder, at the registered address of such person as set forth in the register kept at the Company's principal office, or (b) if to the Company, at its principal office, or to such other location as the Company shall have furnished to each Holder or Shareholder in writing; provided, however, that the exercise of this Warrant shall be effective only in the manner provided in Section 3.

14. Miscellaneous.

    This Warrant embodies the entire agreement and understanding between the parties with respect to the subject matter of this Warrant and supersedes all prior agreements and understandings relating to the subject matter of this Warrant. There are no unwritten oral agreements between the parties with respect to the subject matter of this Warrant. This Warrant and any term of this Warrant may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by the laws of the State of Nevada. Time is of the essence of each and every term, covenant and condition of this Warrant.

                      GLOBALMEDIA.COM

                      By:

                      Name:

                      Title:

Exhibit A

SUBSCRIPTION

    To be executed by the holder of the Warrant in order to exercise the right to purchase common stock evidenced by the Amended Common Stock Purchase Warrant.

To:  GLOBALMEDIA.COM
400 Robson Street
Vancouver, British Columbia
Canada V6B 2B4

    The undersigned hereby irrevocably subscribes for         shares (the "Shares") of the common stock, $.001 par value per share, of GLOBALMEDIA.COM., a Nevada corporation, for an exercise price of $0.5469 per share (as adjusted in accordance with the terms of the Warrant), pursuant to and in accordance with the terms and conditions of a Warrant dated November   , 2000 (the "Warrant"). The undersigned requests that a certificate for the Shares be issued in the name of            and be delivered to the following address:

The undersigned acknowledges that the Company shall have no obligation to issue the Shares until the Company has received (a) the original of this Subscription and the attached Schedule 1 both signed by the holder of the Warrant, (b) the original Warrant, (c) payment for the Shares as indicated below, and (d) any other documents that the Company may reasonably require in connection with such exercise. Payment is made as follows:

                $       cash, cashiers check, or wire transfer.

Date:
Name:
By
Its
Address:
Taxpayer ID#

Schedule 1

To:  GLOBALMEDIA.COM
400 Robson Street
Vancouver, British Columbia
Canada V6B 2B4

Re:        shares of common stock of GLOBALMEDIA.COM (the "Shares")

    This letter is given to you in connection with the undersigned's acquisition of the above described Shares.

1.
The Shares are being acquired by the undersigned for investment for the undersigned's own account and not on behalf of any other persons, and not with a view to, or for resale or other distribution in connection with, any distribution of all or any part of the Shares, unless pursuant to a transaction exempt from the registration and prospectus delivery requirements of state and federal securities laws.

    You shall not be required to effect, permit or recognize any sale, offer for sale, exchange, transfer, assignment or pledge of any or all of the Shares unless they are registered under the Securities Act of 1933, and any applicable state securities acts (collectively, the "Acts"), or unless you are furnished with an attorney's opinion, reasonably acceptable to you, that such registration is not required. You shall be entitled to cause legends to this effect to be endorsed on any certificates evidencing the Shares. Further, you shall have the right to place a stop-transfer order with your Secretary or transfer agent pursuant to which transfer of all or any portion of the Shares shall be prohibited except upon a proper showing of compliance with this letter.

    The undersigned understands that it must bear the economic risk of this investment for an indefinite period of time because the Shares have not been registered under the Acts, and consequently cannot be sold or otherwise transferred unless they are subsequently registered under the Acts or exemptions from registration are available.

                      Very truly yours,

Dated:

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AMENDMENT TO PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
EXHIBIT A AMENDED WARRANT
GLOBALMEDIA.COM. AMENDED COMMON STOCK PURCHASE WARRANT
Exhibit A SUBSCRIPTION
Schedule 1